                                                                   Exhibit 24(a)

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Les S. Biller
                                       -----------------------------------------
                                       Les S. Biller

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ J.A. Blanchard III
                                       -----------------------------------------
                                       J.A. Blanchard III

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Michael R. Bowlin
                                       -----------------------------------------
                                       Michael R. Bowlin

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ David A. Christensen
                                       -----------------------------------------
                                       David A. Christensen

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Spencer F. Eccles
                                       -----------------------------------------
                                       Spencer F. Eccles

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Susan E. Engel
                                       -----------------------------------------
                                       Susan E. Engel

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Robert L. Joss
                                       -----------------------------------------
                                       Robert L. Joss

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Reatha Clark King
                                       -----------------------------------------
                                       Reatha Clark King

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Richard M. Kovacevich
                                       -----------------------------------------
                                       Richard M. Kovacevich

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Richard D. McCormick
                                       -----------------------------------------
                                       Richard D. McCormick

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Cynthia H. Milligan
                                       -----------------------------------------
                                       Cynthia H. Milligan

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Benjamin F. Montoya
                                       -----------------------------------------
                                       Benjamin F. Montoya

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Philip J. Quigley
                                       -----------------------------------------
                                       Philip J. Quigley

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Donald B. Rice
                                       -----------------------------------------
                                       Donald B. Rice

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Judith M. Runstad
                                       -----------------------------------------
                                       Judith M. Runstad

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.


                                       /s/ Susan G. Swenson
                                       -----------------------------------------
                                       Susan G. Swenson

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, HOWARD I. ATKINS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities (herein, the "Securities"), including preferred and other securities (herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $11,000,000,000, proposed to be sold by said Company and/or one or more Trusts from time to time, and/or proposed to be registered by the Company and/or such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of January, 2002.



                                       /s/ Michael W. Wright
                                       -----------------------------------------
                                       Michael W. Wright